SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934.


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[X]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only
         (as permitted by Rule 14(a)-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material pursuant to Rule 14(a)-11(c) or Rule 14(a)-12


                                 SKOLNIKS, INC.
                                 --------------
                (Name of Registrant as Specified in Its Charter)

                -------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange  Act Rules  14(a)-6(I)(4)  and
         0-11.

1)       Title of each class of securities to which transaction applies:
         ______________________________________________________________________
2)       Aggregate number of securities to which transaction applies:
         ______________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ______________________________________________________________________
4)       Proposed maximum aggregate value of transaction:
         ______________________________________________________________________

5)       Total fee paid:_______________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)       Amount previously paid:_______________________________________________
2)       Form, Schedule, or Registration Number:_______________________________
3)       Filing Party:_________________________________________________________
4)       Date Filed:___________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 16, 1999


May 20, 1999

         The Annual Meeting of Stockholders of Skolniks, Inc., a Delaware corporation (the "Company"), will be held at the Courtyard by Marriott at 17010 North Scottsdale Road, Scottsdale, Arizona 85255 on Friday, July 16, 1999 at 9:00 a.m. local time, to act upon the following matters:

1. To elect six Directors of the Company for the ensuing year and until the next Annual Meeting of the Stockholders or until their successors are duly elected and qualified.

2. To ratify the appointment of Toback CPAs, P.C. as the independent auditors of the Company for the fiscal years ending July 31, 1999 and 2000.

3. To approve an amendment to the Company's Restated Articles of Incorporation to increase the number of shares of the Company's Common Stock, par value $ .001 per share, that are authorized for issuance from the current maximum of 10,000,000 shares to a maximum of 30,000,000 shares.

4. To approve the Quasi-Reorganization of the Company's financial statements. A Quasi-Reorganization is an accounting procedure which allows the Company to restructure its capital accounts to remove the deficit in retained earnings from past unprofitable operations and establish a new retained earnings account for the accumulation of future earnings without undergoing a legal reorganization.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on May 17, 1999 are entitled to notice of and to vote at the meeting.

         A copy of the Company's 1998 Annual Report to Stockholders, which includes audited financial statements for fiscal years 1998 and 1997, is enclosed. You are cordially invited to attend the Annual Meeting, but whether or not you expect to attend in person, you may sign, date, and mail the enclosed proxy card in the postage-paid envelope provided. Instructions regarding both methods of voting are contained on the proxy card. Any stockholder of record attending the meeting may vote in person even if he or she previously has returned a proxy.


                                            By Order of the Board of Directors


                                            Gary D. Mallery
                                            Secretary


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THIS MEETING. PLEASE VOTE YOUR SHARES BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE AS SOON AS POSSIBLE. THE PROMPT VOTING OF YOUR SHARES WILL HELP THE COMPANY REDUCE THE EXPENSE OF PROXY SOLICITATION.

                                 PROXY STATEMENT
                                       OF

                                 SKOLNIKS, INC.

                         ------------------------------

                         7755 East Gray Road, Suite 100
                            Scottsdale, Arizona 85260

                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 16, 1999



GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of Skolniks, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held at Courtyard by Marriott at 17010 North Scottsdale Road, Scottsdale, Arizona 85255 on Friday, July 16, 1999 at 9:00 a.m. local time, or any adjournment thereof, for the purpose set forth in the accompanying Notice of Meeting.

         This Proxy Statement, Notice of Annual Meeting, and Annual Report accompanying the Proxy Card are first being mailed to stockholders on or about May 20, 1999.


VOTING RIGHTS AND REVOCABILITY

         When your Proxy Card is returned properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed Proxy Card. If your Proxy Card is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors. The Board of Directors recommends a vote (i) "for" the election of the director nominees; (ii) "for" the ratification of the appointment of Toback CPA's, P.C. as the independent auditors of the Company for the fiscal years ending July 31, 1999 and 2000;
(iii) "for" approval of the proposal to amend the Company's Restated Articles; and (iv) "for" the approval of the Quasi-Reorganization plan.

         The election inspectors will tabulate the returned proxies and determine if a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.


VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         Stockholders of record for the Company's Common Stock at the close of business on May 17, 1999 are entitled to notice of and to vote at the Meeting or any adjournments thereof. On May 17, 1999, there were issued and outstanding 9,343,187 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"). Each stockholder voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting. For the election of directors, the shares may be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to the voting and a stockholder present at the meeting has given notice of his or her intention to vote his or her shares cumulatively. If a stockholder has given such notice, than all stockholders entitled to vote for the election of directors may cumulate their votes, and discretionary authority to cumulate votes, if necessary, is being solicited. Cumulative voting entitles a stockholder to give one or more nominees as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such stockholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems fit. In the election of directors, the six (6) nominees receiving the highest number of votes will be elected. If cumulative voting occurs, proxies provided to management's proxyholders will be voted to elect as many Company nominees as possible.

         The following table sets forth certain information regarding the shares of the Company's outstanding Common Stock beneficially owned as of March 31, 1999 by (i) each of the Company's directors and executive officers, (ii) all directors and executive officers as a group, and (iii) each other person who is known by the Company to own beneficially or exercise voting or dispositive control over more than 5% of the Company's Common Stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



                                          NUMBER OF       PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)   SHARES (2)    OUTSTANDING SHARES(2)
---------------------------------------   -----------   ---------------------

DIRECTORS AND EXECUTIVE OFFICERS:
Louis F. Pignatelli(3)                      485,000           5.2 %
Russell K. Swartz (4)                            --              --
Gary D. Mallery(5)                            2,500               *
W. Sam Dennis(6)                            852,998           9.1 %
Dennis DesLauriers(7)                          --                --
Nicholas A. Fegen(8)                         24,000               *
Ronald Russell, Sr.(9)                    1,306,500          14.0 %
Anga Allen                                    2,000               *
Skolnik's Creditors' Trust                  500,000           5.4 %
All directors and officers
  as a group (six persons)                2,672,998          28.6 %
--------------
* Less than 1% of outstanding shares of Common Stock

(1) Each person named in the table has sole voting and dispositive power with respect to all Common Stock beneficially owned by him or her, subject to applicable community property law, except as otherwise indicated. Except as otherwise indicated, each of such persons may be reached through the Company at 7755 E. Gray Road, Suite 100, Scottsdale, Arizona 85260.
(2) The percentages shown are calculated based upon 9,343,176 shares of Common Stock outstanding on March 31, 1999. The numbers and percentages shown include the shares of Common Stock actually owned as of March 31, 1999 and the shares of Common Stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of March 31, 1999 upon the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person. Members of the Board of Directors have agreed not to exercise any warrants until the Company's authorized share capital is increased. Therefore, these warrants were not deemed to be outstanding for the purpose of calculating the percentage of shares of Common Stock owned.
(3) Represents 485,000 shares of Common Stock and does not include 1,366,000 shares issuable upon exercise of Common Stock Purchase Warrants held by Mr. Pignatelli.
(4) Does not include 450,000 shares issuable upon exercise of Common Stock Purchase Warrants held by Mr. Swartz. (5) Represents 2,500 shares of Common Stock and does not include 300,000 shares issuable upon exercise of Common Stock Purchase Warrants held by Mr. Mallery.
(5) Represents 852,998 shares of Common Stock and does not include 2,136,000 shares issuable upon exercise of Common Stock Purchase Warrants held by Dr. Dennis.

(6) Does not include 316,000 shares issuable upon exercise of Common Stock Purchase Warrants held by Mr. DesLauriers.
(7) Represents 24,000 shares of Common Stock and does not include 600,000 shares issuable upon exercise of Common Stock Purchase Warrants held by Mr. Fegen.
(8) Represents 1,257,500 shares of Common Stock and does not include 1,776,000 shares issuable upon exercise of Common Stock Purchase Warrants held by Mr. Russell.



SOLICITATION AND COST

         The Board of Directors of the Company makes this proxy solicitation. The cost of the solicitation is borne by the Company. Solicitation is being made by this Proxy Statement and may also be made by directors or officers of the Company with no additional compensation. They may communicate with stockholders or their representatives in person, by telephone or facsimile, or by additional mailings in connection with proxies.


ANNUAL REPORT AND OTHER MATTERS

         The 1998 Annual Report to Stockholders, which was mailed to stockholders with this Proxy Statement, contains financial and other information about the activities of the Company but is not incorporated into this Proxy
Statement and is not to be considered a part of these proxy solicitation materials.


DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Stockholder proposals that are intended to be presented by such Stockholders at the Annual Meeting of Stockholders of the Company to be held during calendar year 2000 must be received by the Company no later than February 22, 2000 in order to be included in the Proxy Statement and Form of Proxy relating to such meeting.


OTHER MATTERS

         The Company knows of no other matters to be submitted to the Meeting. If any matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.



                       PROPOSAL #1: ELECTION OF DIRECTORS
                       ----------------------------------


         The Company's Restated Articles and Amended and Restated Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors and shall consist of not less than three (3) and not more than twelve (12). The Board of Directors currently consists of seven directors. All directors are elected at each annual meeting of the Company's stockholders and hold office until the Company's next annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation or removal.


NOMINEES

         A board of six directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them "for" each of the nominees named below. In the event that any such nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         All of the nominees listed below currently are directors of the Company. There are no family relationships between any nominees, directors, or executive officers of the Company. The nominees for director as proposed by management, their ages, term of office, principal occupations, and other qualifying information for the past five years are:

         LOUIS F. PIGNATELLI, 54, was elected to the Board of Directors in February 1995. On July 18, 1997, Mr. Pignatelli was elected Chairman of the Board. For the past six years, Mr. Pignatelli has been a principal in the law firm of Pignatelli, Liston and Mertes, P.C. in Rock Falls, Illinois. Mr. Pignatelli is a graduate of the University of Notre Dame and received a Juris Doctorate degree from the University of Illinois in 1971.

         RUSSELL K. SWARTZ, 54, was elected to the Board of Directors in August 1998 and has served as President and Chief Executive Officer since December 1997. Mr. Swartz joined the Company in May 1997 after a successful career in the packaged goods and food industries with The Dial Corp., Universal Foods, and General Host Corporation's Cudahy Foods Division. Mr. Swartz is a faculty associate at Arizona State University-West Campus where he teaches in the School of Management. He holds a Masters of Business Administration from Babson College and a Bachelor of Science in Food Science from the University of Massachusetts.

         GARY D. MALLERY, CPA, 59, was elected to the Board of Directors in March 1995 and served as Chief Financial Officer from March 1995 until February 1998. Prior thereto, from 1986 to 1993, Mr. Mallery served as the managing partner of the Deloitte & Touche office located in Baltimore, Maryland. Mr. Mallery received a Bachelor of Science and a Master of Science degree from the University of Oregon in 1968.

         DR. W. SAM DENNIS, 54, was elected to the Board of Directors in January 1997. Dr. Dennis has been a physician practicing radiology in Houston, Texas since 1980. He received his M.D. from Baylor College of Medicine in 1976.

         DENNIS DESLAURIERS, 54, was elected to the Board of Directors in January 1997. He is Executive Vice President of Armour Swift-Eckrich, a Division of Con Agra, the largest food company in the U.S. Mr. DesLauriers is responsible for all domestic operations in the U.S. as well as all International Sales of Armour Swift-Eckrich. Prior to this, he served as President of the Butterball Turkey Company. Mr. DesLauriers has had over 20 years of experience with his Company as well as five years experience in acquisitions and business turnarounds. He is a graduate of the Culinary Institute of America and attended Southeastern Massachusetts University.

         RONALD RUSSELL, SR., 64, was elected to the Board of Directors in January 1997. Mr. Russell is a real estate developer in St. Charles, Illinois.


EXECUTIVE OFFICERS

         Russell K. Swartz, 54, has served as President and Chief Executive Officer since December 1997 and Director of the Company since August 1998. Mr. Swartz joined the Company in May 1997 after a successful career in the packaged goods and food industries with The Dial Corp., Universal Foods, and General Host Corporation's Cudahy Foods Division. Mr. Swartz is a faculty associate at
Arizona State University-West Campus where he teaches in the School of Management. He holds a Masters of Business Administration from Babson College and a Bachelor of Science in Food Science from the University of Massachusetts.

         Anga Allen, 27, has served as Chief Financial Officer since February 1999. Ms. Allen previously served as Controller for Skolniks. She recently passed the CPA Exam with the highest score in the State of Arizona. Ms. Allen holds a Bachelor of Science degree in Accountancy from Arizona State University West.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From March 1995 through October 1998, members of the Board of Directors have loaned the Company $1,231,000. In connection with these loans, the Board members have been issued warrants to purchase 1,350,000 shares at $0.50, 1,524,000 shares at $0.25, 920,000 shares at $0.125, and 600,000 shares at
$0.10.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of the copies of such forms received by it during the fiscal year ended July 31, 1998 and inquiry of related parties, and representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10 percent of the Company's Common Stock complied with all
Section 16(a) filing requirements during such fiscal year except that (i) Dennis DesLauriers filed a late report on Form 5 covering one late Form 4 transaction;
(ii) Louis F. Pignatelli filed a late report on Form 4 covering one transaction and has informed the Company that he will be filing a late report on Form 5 covering three late Form 4 transactions; (iii) W. Sam Dennis filed a late report on Form 5 covering three late Form 4 transactions; (iv) Russell K. Swartz filed a late report on Form 5 covering one late Form 3 transaction and one late Form 4 transaction each occurring in fiscal 1997; and (v) Ronald Russell, Sr. has informed the Company that he will be filing a late report on Form 5 covering one late Form 3 transaction and ten late Form 4 transactions.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's bylaws authorize the Board of Directors to appoint among its members one or more committees composed of one or more directors. The Board of Directors has appointed an Executive Committee and a Compensation and Audit Committee. The Compensation and Audit Committee reviews the annual financial statements, the significant accounting issues, and the scope of the audit with the Company's independent auditors and is available to discuss with the auditors any other audit-related matters that may arise during the year. This Committee also reviews and acts on matters relating to compensation levels and benefit plans for key executives of the Company. Messrs. DesLauriers and Mallery were appointed to serve on the Executive Committee. Messrs. Dennis, Pignatelli, and Russell were appointed to serve on the Compensation and Audit Committee.

         The Board of Directors of the Company held two meetings during the fiscal year ended July 31, 1998. No nominee for director, while serving as a Director of the Company during fiscal year 1998, attended fewer than 75% of the total number of meetings of the Board of Directors.


 DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

         All directors were granted warrants to purchase 300,000 shares of Common Stock at the current market price in effect at the time of their election or appointment. Of these warrants, 50% vest immediately upon appointment, and 50% vest in two years providing the recipient of the warrants has in good faith continued to work for the benefit of Skolniks.

         The following table sets forth certain information concerning the compensation for the fiscal years ended July 31, 1998 and 1997 earned by the Company's Chief Executive Officer. No other officer of the Company received compensation of $100,000 or more during fiscal 1998.

                                         SUMMARY COMPENSATION TABLE

------------------------------- -------- -------------------------------- ----------------------------------
                                              Annual Compensation                 Long-Term Compensation
                                                                                 Awards
Name and                                                                  Securities Underlying
Principal Positions Held          Year    Salary ($)         Bonus ($)       Warrants (#)(1)        Payouts
------------------------------- -------- ---------------- --------------- ------------------------ ---------
Russell K. Swartz
    President and Chief           1998          $ 75,000         --              50,000                --
    Executive Officer             1997            20,192         --              50,000                --
                                  1996                --         --                --                  --

Gary D. Mallery                   1998            25,721         --                --                  --
    Prior President and Chief     1997            40,000         --                --                  --
    Financial Officer             1996            40,000         --                --                  --

Nicholas A. Fegen                 1998                --         --                --                  --
    Prior President and Chief     1997            96,923       10,000              --                  --
    Executive Officer             1996           120,000       30,000              --                  --
------------------------------- -------- ---------------- --------------- ------------------------ ---------

(1) The exercise price of all stock warrants granted were equal to or greater than the fair market value of the Company's Common Stock on the date of grant.

--------------------------------------------------------------------------------


         The following table provides information on stock warrants granted to the Company's Named Officers during the fiscal year ended July 31, 1998.


                     WARRANT GRANTS IN LAST FISCAL YEAR

                                                      Individual Grants
                       --------------------------------------------------------------------------------

                       Number of Securities    % of Total Warrants
                       Underlying Warrants   Granted to Employees in   Exercise Price
                           Granted (#)             Fiscal Year           ($/Share)     Expiration Date
        Name
---------------------- --------------------- ----------------------- ----------------- ----------------
Russell K. Swartz (1)        100,000                   100%                $0.375           2002
---------------------- --------------------- ----------------------- ----------------- ----------------

(1) These warrants were part of a grant of 150,000 in fiscal 1997 of which 50,000 were vested and reported on the Company's Form 10KSB for the fiscal year ended July 31, 1997. They were granted at or above the fair market value of the shares on the date of grant and have a 5-year term. One third of the warrants vested at the date of award, May 1, 1997, one third vested on May 1, 1998, and the remaining one third vested on May 1, 1999. Mr. Swartz has waived his right to exercise these warrants until the authorized share capital has been increased.
--------------------------------------------------------------------------------

         The following table provides information on the value of the Company's Named Officers unexercised warrants at July 31, 1998.

                               WARRANT VALUES AS OF JULY 31, 1998

----------------------- ------------------------------------- -----------------------------------
                            Number of Securities Underlying            Value of Unexercised
                                Unexercised Warrants at          In-the Money Warrants at Fiscal
                                  Fiscal Year-End (#)                    Year-End ($)(1)

Name                    Exercisable            Unexercisable  Exercisable       Unexercisable
----------------------- ------------------------------------- -----------------------------------
Russell K. Swartz              100,000           50,000                $  0                 $  0


Gary D. Mallery                150,000          150,000                $  0                 $  0
----------------------- --------------- ---------------- ------------------- --------------------

(1) Calculated based upon the average bid and ask price as reported on the over the counter market on September 24, 1998 of $0.066 per share.

--------------------------------------------------------------------------------

INDEMNIFICATION AND LIMITATION OF PERSONAL LIABILITY OF DIRECTORS

         The Company's Amended and Restated Bylaws require the Company to indemnify its directors and officers against liabilities that they may incur while serving in such capacities, to the fullest extent permitted under Section 145 of the General Corporation Law of the State of Delaware. Pursuant to these provisions, the Company will indemnify its directors and officers against any losses incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Company or served with another corporation, partnership, joint venture, trust or other enterprise at the request of the Company. In addition, the Company will provide advances for expenses incurred in defending any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such advances if it is ultimately determined that he or she is not entitled to indemnification by the Company.



        PROPOSAL #2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
        ----------------------------------------------------------------


         The Board of Directors has appointed Toback CPAs, P.C., independent public accountants, to audit the consolidated financial statements of the Company for the fiscal years ending July 31, 1999 and 2000, and recommends that the stockholders of the Company vote in favor of the ratification of such appointment. The Board of Directors anticipates that representatives of Toback will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

         The Board of Directors recommends a vote "for" the ratification of the appointment of Toback CPAs, P.C. for the fiscal years ending July 31, 1999 and 2000. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.



       PROPOSAL#3: AMEND THE COMPANY'S RESTATED ARTICLES OF INCORPORATION
       ------------------------------------------------------------------


         The Board of Directors has approved a proposal to amend the Company's Restated Articles to increase the number of shares of the Company's Common Stock that are authorized for issuance from the current maximum of 10,000,000 shares to a maximum of 30,000,000 shares.

         The Board of Directors recommends a vote "for" the proposal to amend the Restated Articles. The full text of the proposed amendment to the Restated Articles is included as "Appendix A" to this Proxy Statement. If approved by the

Company's stockholders, the proposed amendment will become effective upon filing of Articles of Amendment with the Delaware Secretary of State, which will occur as soon as practicable following the Meeting.

         The Board of Directors believes that the approval of the proposed amendment to the Restated Articles is necessary to promote the welfare of the Company and its stockholders. The Board of Directors believes that increasing the number of shares of Common Stock authorized for issuance will provide additional flexibility. The increase in the number of authorized shares of Common Stock will enable the Company to raise capital, refinance indebtedness, make acquisitions, and accomplish other corporate objectives in response to market conditions or growth opportunities as and when they become available.

         The proposed increase in the number of shares authorized for issuance recognizes the growth of the Company's operations and the increase in the number of outstanding shares of the Company's Common Stock as a result of (a) the Company's public offerings; (b) conversion of preferred stock and exercise of warrants, (c) the issuance of 1,000,000 shares of Common Stock to fund the Bankruptcy Plan in December 1996; (d) the issuance of 500,000 shares of Common Stock to the Creditors' Trust; and (e) the issuance of 531,000 shares to fund operations subsequent to the bankruptcy. As a result, an aggregate of approximately 9,770,000 of the 10,000,000 shares of Common Stock authorized for issuance under the Restated Articles currently are outstanding or issuable.

         There are a total of 7,674,009 warrants outstanding at various exercise prices. Of these, 4,674,009 warrants were issued in connection with borrowings in the aggregate amount of $1,291,005 by the Company. In connection with these loans, the creditors have been issued warrants to purchase 1,430,009 shares at $0.50, 1,524,000 shares at $0.25, 920,000 shares at $0.125, and 800,000 shares at $0.10. Also, 3,000,000 warrants have been issued to directors, officers, and employees for services to the Company. The warrants issued to directors, officers, and employees are not exercisable until the number of authorized shares is increased.

         The proposed increase in the number of shares of Common Stock authorized for issuance will provide the Company with the flexibility necessary to enable it to (a) raise additional capital through one or more public offerings or private placements of shares of Common Stock or options, warrants, convertible debt, convertible preferred stock, or other securities exercisable or convertible into shares of Common Stock; (b) acquire additional assets or businesses by using shares of Common Stock for a portion or all of the consideration paid to the sellers; (c) repay existing indebtedness by issuing shares of Common Stock in lieu of cash; (d) attract and retain directors, officers, and key employees and motivate such persons to exert their best efforts on behalf of the Company by issuing options to acquire shares of Common Stock; or (e) make stock dividends to existing stockholders.

         The Company has in excess of $20,000,000 of net operating loss (NOL) carryover. The Company believes these carryforwards will make a strategic acquisition more attractive. The Company needs to increase the number of authorized shares to successfully negotiate any strategic acquisition which would enable the Company to use the NOL to shelter income from Federal taxes, thereby enhancing stockholder value.

         The Board of Directors believes that the number of shares of Common Stock currently authorized for issuance is not adequate to provide a sufficient number of shares for transactions, such as those described above, when they may arise in the future. Importantly, the Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock could be a critical factor in the Company's ability to raise capital in order to acquire new assets, fund business growth, and support possible acquisitions.

         Approval of the proposed amendment to the Restated Articles will require the affirmative vote of the holders of sixty percent (60%) of the total number of the issued and outstanding shares of the Company's Common Stock. Upon approval of the proposed amendment to the Restated Articles and filing of Articles of Amendment with the Delaware Secretary of State, the authorized shares of Common Stock will be available for issuance by action of the Board of Directors for any of the reasons described above or for any other corporate purpose. With the exception of certain extraordinary issuances, no further stockholder approval will be required before the Company can complete any of the transactions described above. In the event that the proposed amendment is not approved by the Company's stockholders at the Meeting, the current Restated Articles will remain in effect.

                        PROPOSAL #4: QUASI-REORGANIZATION
                        ---------------------------------


         A Quasi-Reorganization is an accounting procedure that allows a company to restructure its capital accounts to remove a deficit in retained earnings without undergoing a legal reorganization. It is an elective accounting procedure intended to restate assets and liabilities to current values and eliminate any accumulated deficit in retained earnings. A deficit in retained earnings limits the flexibility of the Company in considering or taking certain actions that may be in the best interest of the Company and its stockholders such as a stock repurchase program, and this proposal is intended to remove those limitations.

         The Company has consulted and agreed with its accountants concerning the quasi-reorganization. The Company believes that a restated balance sheet would improve the Company's ability to raise capital through both debt refinancing and new equity offerings. These and other reasons lead the Company to the decision that it would be advantageous to restate its balance sheet, revalue its assets and liabilities to fair market value, and eliminate the retained deficit.

         Under Delaware law, the Company is permitted to pay dividends only out of capital surplus (net assets in excess of stated capital) or, in the event there is not surplus, then out of net profits for the year in which the dividends are declared. The right to make a distribution to stockholders, in the form of cash dividends or a repurchase of shares, gives the Board more flexibility in creating or preserving value for stockholders. The Board of Directors may determine that the current market price of the Company's stock does not adequately reflect its level of earnings and that a selective purchase of its own shares is the optimum use of excess capital. A repurchase of shares reduces the number of shares outstanding and may have the effect of increasing the earnings per share of the Company.

         Generally accepted accounting principles permits a Quasi-Reorganization of this type only if certain requirements and conditions are met. These requirements include: (a) a deficit in retained earnings must be eliminated by a reduction in paid-in-capital, (b) the Company must obtain approval from its stockholders, (c) the Company must obtain the approval of its regulators, (d) all of the Company's assets and liabilities must be restated to fair value, but without any increase in net capital, and (e) no change in accounting methods is permitted within twelve (12) months following the Quasi-Reorganization. In addition, generally accepted accounting principles may require that the Company demonstrate other characteristics consistent with a "fresh start". These characteristics include substantial changes in ownership and management since the deficit was incurred, current profitable operations, reasonable prospects for continued profitable operations, and an adequate level of capital.

         The accumulated deficit in the retained earnings account as of July 31, 1998 was $21,386,920 and the additional paid in capital accounts was $21,118,835. If the proposal to increase the authorized share capital is approved, the Company will have the available capital to convert existing debt into equity. After the debt conversion is complete, the balance in the additional paid in capital account will exceed the balance in the retained deficit account, thereby allowing a complete write-off of the retained deficit account against additional paid in capital. The Company has conducted a preliminary evaluation of its assets and liabilities and has determined that the overall difference between their book values and fair market values is not significant. The Company does not anticipate a change in accounting methods in the next twelve (12) months following the proposed Quasi-Reorganization.

         The Company's deficit retained earnings were incurred as a result of the discontinued operations of the Skolniks Bagel Bakery Restaurants, unprofitable operations, and certain business practices of past management. These factors resulted in several creditors petitioning the Company into involuntary bankruptcy. A substantial change in ownership took place as a result of the issuance of 1,000,000 shares of Common Stock to fund the Bankruptcy Plan in December 1996; the issuance of 500,000 shares of Common Stock to the Creditors' Trust, as required by the Plan of Reorganization of the bankruptcy; and the issuance of 531,000 shares to fund operations subsequent to the bankruptcy. The Company has replaced its Chief Executive Officer, Chief
Financial Officer, certain directors and all key employees with a focus on upstanding, ethical business practices. The Company's recent activities have included incurring substantial debt to save the Company from insolvency, bringing in a new management team, refocusing the Company's operating strategy, bringing in new lines of distribution and distributors, eliminating unprofitable and producing new product lines, and actively searching for a strategically aligned merger candidate.

         The Company has reviewed its future prospects for profitability and has determined that the Company could reasonably anticipate profitability in the foreseeable future. However, no assurances can be given that the Company will be able to operate profitably in the future. The Board believes the Company will meet all of the conditions set forth in Section 210 of the Codification of Financial Reporting Policies for a Quasi-Reorganization; however, the Company can provide no assurance that it will meet all of the conditions at the end of the current fiscal year. It is anticipated that the actual Quasi-Reorganization will be completed as determined by the Board of Directors by July 31, 2000 and it would be reflected in the audited financial statements of the Company as of July 31, 2000. In the event the Company is not profitable during fiscal year 2000, the Quasi-Reorganization and accompanying restatement of the Company's balance sheet could be rejected by the regulatory agency.

         The Board of Directors believes that adopting the Quasi-Reorganization is in the best interests of the Company and its stockholders and therefore recommends a vote "for" the Quasi-Reorganization.

                                 SKOLNIKS, INC.
                       1999 ANNUAL MEETING OF STOCKHOLDERS

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of SKOLNIKS, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated May 20, 1999, and hereby appoints Russell K. Swartz and Gary D. Mallery, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of the Company, to be held on July 16, 1999, at 9 a.m., local time, at the Courtyard by Marriott, 17010 N. Scottsdale Road, Scottsdale, Arizona 85255 at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1.       ELECTION OF DIRECTORS:

              |_| FOR the 6 nominees listed below, except
                  as indicated

              |_| WITHHOLD AUTHORITY to vote for the 6 nominees
                  listed below


     If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

     Louis F. Pignatelli, Russell K. Swartz, Gary D. Mallery, W. Sam Dennis, Dennis DesLauriers, and Ronald Russell, Sr.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF TOBACK, CPAs P.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEARS ENDING JULY 31, 1999 AND 2000.

          |_| FOR               |_|  AGAINST                |_|  ABSTAIN

3. PROPOSAL TO APPROVE THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $.001 PER SHARE, THAT ARE AUTHORIZED FOR ISSUANCE FROM A MAXIMUM OF 10,000,000 SHARES TO A MAXIMUM OF 30,000,000 SHARES.

          |_| FOR               |_|  AGAINST                |_|  ABSTAIN

4. PROPOSAL TO APPROVE THE QUASI-REORGANIZATION PLAN OF THE COMPANY'S FINANCIAL STATEMENTS WHICH ALLOWS THE COMPANY TO RESTRUCT ITS CAPITAL ACCOUNTS TO REMOVE THE DEFICIT IN RETAINED EARNINGS FROM PAST UNPROFITABLE OPERATIONS AND ESTABLISH A NEW RETAINED EARNINGS ACCOUNT FOR THE ACCUMULATION OF FUTURE EARNINGS WITHOUT UNDERGOING A LEGAL REORGANIZATION.

          |_| FOR               |_|  AGAINST                |_|  ABSTAIN

and upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ELECTION OF DIRECTORS; FOR THE RATIFICATION OF THE APPOINTMENT OF TOBACK, CPAS P.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY; FOR THE APPROVAL OF THE AMENDMENT OF THE COMPANY'S RESTATED ARTICLES OF INCORPORATION; FOR THE APPROVAL OF THE QUASI-REORGANIZATION; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                         A  majority   of  such   attorneys   or
                                         substitutes  as  shall be  present  and
                                         shall  act  at  said   meeting   or  an
                                         adjournment or adjournments thereof (or
                                         if only one shall be  present  and act,
                                         then  that  one)  shall  have  and  may
                                         exercise  all of  the  powers  of  said
                                         attorneys-in-fact hereunder.


                                         Dated:___________________________, 1999


                                         _______________________________________
                                                    SIGNATURE

                                         _______________________________________
                                                    SIGNATURE

                                         (This Proxy should be dated,  signed by
                                         the  stockholder(s)  exactly  as his or
                                         her name appears  hereon,  and returned
                                         promptly  in  the  enclosed   envelope.
                                         Persons signing in a fiduciary capacity
                                         should so indicate.  If shares are held
                                         by  joint   tenants  or  as   community
                                         property,   both  stockholders   should
                                         sign.)